UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 9, 2004

BakBone Software Incorporated

(Exact name of registrant as specified in its charter)

Canada	000-12230	33-0896606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10145 Pacific Heights Boulevard, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 858-450-9009

(Former name or former address if changed since last report)

Item 12. Results of Operations and Financial Condition

On July 8, 2004, BakBone Software Incorporated issued a press release announcing preliminary results for its first fiscal quarter ended June 30, 2004. A copy of the press release is attached as exhibit 99 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

Date: July 9, 2004	By:	/s/ Keith Rickard
President & CEO

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EXHIBIT INDEX

Exhibit No.	Subject Matter
99	Press Release issued by BakBone Software Incorporated dated July 8, 2004

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